ANNUAL REPORT
                               SEPTEMBER 30, 1995




                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.


                                                                October 26, 1995
Dear Fellow Shareholder:
  A very good stock market through June turned great through September. If the year had ended at quarter-end, it would be the 16th best year since 1925 for the S&P 500. Strong advances in all sectors of the market were again dominated by the technology stocks. Forty stocks, mostly technology and less than 1% of the 4,800 NASDAQ stocks, accounted for half of the NASDAQ performance. Net asset value per share of Fiduciary Capital Growth Fund increased 21.5% during the nine months ended September 30, 1995. In recent weeks, some of the most visible of the large technology stocks have undergone fairly sizable declines, and disappointing earnings forecasts by some of the more economically sensitive companies have raised concerns about the effect of the slowing economy on corporate earnings.
  In July, we felt that the decline in rates had pretty much run its course. During the third quarter, bonds just about earned the coupons, i.e. very little price change. We don't expect much change in coming months. With the arm-wrestling over the Federal Budget coming to a head over the next few weeks, there will likely be some volatility in the bond market, reflecting the ebb and flow of investor sentiment.
  While we are comfortable with the fundamental outlook for our portfolio companies, in recent months we have found more companies that should be sold than purchased. There have, however, been several new purchases, and as is customary, we discuss below several of our companies, both old and new.
                                  BANDAG, INC.
  Bandag is the world's largest manufacturer of tread rubber used in making retreads for the truck and bus markets. Users of retreaded tires purchase them over new tires because of the inherent cost advantage. A retread is approximately one third the price of a new tire, with an almost identical life. Bandag is the dominant supplier in the retread market in the United States, with an over 50% market share. Its 600+ dealer network in the United States provides it with a consistent high quality, high profitability product with very strong cash flows. Sixty percent of Bandag's total sales comes from the United States, with the balance split evenly between Western Europe and the rest of the world. With Bandag's extremely strong cash flow, the Company has bought back over 55% of the outstanding shares over the last 18 years, over 1.6 million shares this year alone. Selling at approximately 11.5 times next year's estimate, we think this is a very attractively priced security in this market.
                                  BANTA CORP.
  Banta Corp. is the country's eighth largest printer, with annualized revenues approaching $1 billion. Banta, a Fortune 500 company, has pursued aggressive growth over the last decade, and now serves the book and magazine commercial printing markets, as well as several small specialty markets. It is the number one or two company in all markets it currently serves, and has continued to invest aggressively in new technology at a rate twice that at which the overall industry has invested. This has allowed the Company to grow almost twice as fast as the printing industry. The Company should achieve internal growth of 12% in sales, and 13-15% in earnings over the next 3-5 years. Growth has been achieved through both internally developed markets and acquisitions. Through acquisitions over the last twelve months, the Company has significantly increased its share of the software manual business for companies such as Microsoft and Apple, which should be a plus for the next several years. We expect Banta's revenue this year to approach $960 million, with next year's gain to over $1.1 billion, and earnings in 1996 of $3.10 to $3.15 per share. Selling at 12.5 times the 1996 estimate, we view this Company as attractively valued.
                     BROWNING-FERRIS INDUSTRIES, INC. (BFI)
  BFI is a leading solid waste management company with approximately $6 billion in revenue, operating in 45 states and 12 countries. Roughly half of the sales come from collection, 15% from disposal, 13% from recycling, 5% from medical waste and the rest from international operations, where the Company has been aggressively expanding. The industry remains surprisingly fragmented, despite the large size of BFI and WMX (Waste Management). In the North American market alone there is over $12 billion of municipal solid waste business not controlled by these two companies. Overseas opportunities are plentiful. Entrance into the industry tends to be difficult due to substantial transportation infrastructure spending, landfill costs, regulatory and environmental compliance. Solid waste management is a great business in that revenues tend to repeat, customers value the service more than it costs them, the economies of scale are good, and it provides an essential service. Some volatility should be expected due to the economy and the fluctuating prices of post-consumer recycled goods. Currently BFI is attractively priced at 6.5 times EBITDA (earnings before interest, taxes, depreciation and amortization) and 14 times next year's earnings.
                               HAEMONETICS CORP.
  Haemonetics is the world leader in automated blood processing, with an installed base of over 24,000 systems which use more than 9 million disposable sets per year. These one-time use, sterile, proprietary sets comprise approximately 85% of sales. The Company sells to three markets: surgical blood salvage, blood component therapy, and plasma collection. Concerns about the safety and efficacy of the blood supply - in virtually every country - should continue to drive demand. The trend toward fewer donors increases the need for Haemonetics' systems as they provide significantly more efficient harvesting of blood components than whole blood collection. Currently, 75% of blood is still collected manually, which results in less efficient blood collection - in the case of platelets, one-eighth as much. Automated blood techniques are not currently allowed for red blood cells, but the Company is awaiting approval from the FDA for just such a system. The Company has a rich history of innovation and achievement. Earnings have compounded in excess of 20% over the past five years. Although recent growth has been somewhat less, we think the Company can grow earnings at a 15% clip over the next three to four years. With a P/E of 15 and a great balance sheet, the stock looks attractive.

                           SUNGARD DATA SYSTEMS INC.
  SunGard is in the information services business, specifically investment support software and services, disaster recovery services, and health care information systems. The Company's investment products help banks, brokerage firms and other financial entities track and manage securities trading as well as trust and mutual fund accounting. Deregulation of world financial markets and increased security complexity create attractive future growth prospects. SunGard has consistently led the disaster recovery industry in terms of growth and profitability, and has recently been aggressively rolling out midrange and network-based backup systems to supplement their strong mainframe backup business. Disaster recovery is a detailed and often complex planning process, involving much more than `hot-site'' computer backup systems. As information systems become more strategic in importance, the need for disaster planning increases. The Company recently entered the health care information field, concentrating on work-flow and imaging systems. All of SunGard's businesses are characterized by recurring revenue (usually under multi-year contracts), excellent margins and above average growth. Over the past five years, SunGard's revenues and earnings have both compounded at 14% and pretax margins have averaged nearly 15%. We believe that over a long term time frame, SunGard can maintain this level of performance. The stock remains attractive relative to the market.
  The Board of Directors has declared a dividend of $0.46636 from ordinary income and $1.72033 from net long-term realized capital gains. Your dividend confirmation is enclosed.
  As always, thank you for your continued confidence in Fiduciary Capital
Growth Fund, Inc.
Sincerely,

/s/ Ted D. Kellner            /s/ Donald S. Wilson
Ted D. Kellner, C.F.A.           Donald S. Wilson, C.F.A.
President                        Vice President
               225 E. Mason St. Milwaukee, WI  53202 414-226-4555

Fiduciary Capital Growth Fund, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

(Company Logo)

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.
  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the ''Fund'') at September 30, 1995, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ''financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
October 25, 1995

STATEMENT OF NET ASSETS
September 30, 1995
                                                                         QUOTED
                                                                         MARKET
   SHARES                                               COST              VALUE
LONG-TERM INVESTMENTS - 88.6% (A)<F2>
COMMON STOCKS - 83.9% (A)<F2>

            BANKS/SAVINGS & LOANS - 3.1 %
   52,000   Marshall & Ilsley Corp.              $   693,945        $ 1,306,500

            CHEMICAL/SPECIALTY MATERIALS - 3.5 %
   33,000   Raychem Corp.                          1,342,349          1,485,000

            COMPUTERS - 2.6 %
   42,000   Stratus Computer, Inc.*<F1>            1,483,860          1,102,500

            CONSUMER PRODUCTS - NON-DURABLES - 1.5 %
   25,000   Newell Co.                               450,237            618,750

            CONSUMER SERVICES - 1.6 %
   18,000   Roto-Rooter, Inc.                        274,950            666,000

            ENERGY/ENERGY SERVICES - 4.1 %
   45,000   Burlington Resources Inc.              1,703,625          1,743,750

            HEALTH INDUSTRIES - 5.5 %
   20,000   Dentsply International Inc.              632,500            690,000
   38,500   Haemonetics Corp.*<F1>                   832,850            885,500
   19,000   Sybron International Corp.*<F1>       $  462,547         $  764,750
                                                  ----------          ---------
                                                  1,927,897          2,340,250
            INDUSTRIAL SERVICES - 0.9 %
   8,000    Bandag, Inc.                             419,464            390,000

            INSURANCE - 7.7 %
   32,000   Old Republic International Corp.         760,194            924,000
   19,000   Progressive Corp. (Ohio)                 674,443            850,250
   35,000   Providian Corp.                          768,536          1,452,500
                                                   ---------          ---------
                                                   2,203,173          3,226,750
            LEISURE/RESTAURANTS - 5.0 %
   75,000   Brinker International, Inc.*<F1>       1,314,040          1,115,625
   128,500  Ryan's Family Steak
              Houses, Inc.*<F1>                    1,031,687          1,011,937
                                                   ---------          ---------
                                                   2,345,727          2,127,562
            MACHINERY/TOOLS - 1.4 %
   18,000   Harnischfeger Industries, Inc.           450,756            600,750
            MISCELLANEOUS BUSINESS SERVICES - 2.8 %
   50,000   G & K Services, Inc.                     443,875          1,162,500

            MISCELLANEOUS FINANCE - 4.6 %
   18,800   Federal National
              Mortgage Association                 1,196,596          1,945,800

            PAPER/PACKAGING - 5.1 %
   20,700   AptarGroup, Inc.                         469,331            685,688
   20,000   P. H. Glatfelter Co.                     314,100            450,000
   20,000   Liqui-Box Corp.                          406,667            592,500
   17,600   Wausau Paper Mills Co.                   368,000            426,800
                                                   ---------          ---------
                                                   1,558,098          2,154,988
            POLLUTION CONTROL - 3.1 %
   35,000   Browning-Ferris
              Industries, Inc.                       974,316          1,063,125
   33,000   Harding Associates, Inc.*<F1>            506,575            226,875
                                                   ---------          ---------
                                                   1,480,891          1,290,000
            PRINTING/PUBLISHING/FORMS - 3.3 %
   21,500   Banta Corp.                              748,000            913,750
   21,000   CCH INC. Cl B                            431,376            467,250
                                                   ---------          ---------
                                                   1,179,376          1,381,000
            PRODUCER MANUFACTURING - 8.4 %
   46,000   Pall Corp.                               728,276          1,069,500
   57,000   Regal-Beloit Corp.                       502,545          1,061,625
   57,000   Watts Industries, Inc.                 1,168,999          1,417,875
                                                   ---------          ---------
                                                   2,399,820          3,549,000
            RETAIL TRADE - 10.2 %
   70,000   Casey's General Stores, Inc.             516,813          1,583,750
   90,000   Family Dollar Stores, Inc.             1,443,350          1,710,000
   64,000   Mac Frugal's Bargains
              Close-outs Inc.*<F1>                 1,058,870          1,008,000
                                                   ---------          ---------
                                                   3,019,033          4,301,750
            SOFTWARE/SERVICE - 9.5 %
   58,000   Mentor Graphics Corp.*<F1>               482,750          1,210,750
   26,000   Policy Management
              Systems Corp.*<F1>                     884,888          1,332,500
   50,000   SunGard Data Systems Inc.*<F1>           420,745          1,462,500
                                                 -----------         ----------
                                                   1,788,383          4,005,750
            MISCELLANEOUS - 0.0 %
   1,297    Windmere Warrants,
              01/19/98*<F1>                      $         0        $         0
                                                 -----------         ----------
            Total common stocks                   26,362,055         35,398,600

U.S. TREASURY NOTES - 4.7% (A)<F2>
   $2,000,000   U.S. Treasury Notes,
                4.375%, due 8/15/96                2,012,813          1,976,876

            Total long-term                       ----------         ----------
              investments                         28,374,868         37,375,476

SHORT-TERM INVESTMENTS - 11.3% (A)<F2>

                    VARIABLE-RATE DEMAND NOTES
   798,274          General Mills, Inc.              798,274            798,274
   2,000,000        Pitney Bowes Credit Corp.      2,000,000          2,000,000
   2,000,000        Wisconsin Electric
                      Power Co.                    2,000,000          2,000,000
                                                  ----------         ----------
                    Total short-term
                      investments                  4,798,274          4,798,274
                                                  ----------         ----------
                    Total investments            $33,173,142         42,173,750
                                                  ----------
                                                  ----------
                    Cash and receivables, less
                      liabilities 0.1% (a)<F2>                           22,799
                                                                    -----------

                    NET ASSETS                                      $42,196,549
                                                                    -----------
                                                                    -----------
                    Net Asset Value Per Share
                      ($0.01 par value, 10,000,000
                      shares authorized), offering
                      and redemption price
                      ($42,196,549 / 1,954,915
                      shares outstanding)                           $     21.58
                                                                     ----------
                                                                     ----------
*<F1>Non-income producing security.
(a)<F2>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

  INCOME:
       Dividends                                                $   402,470
       Interest                                                     324,289
                                                                -----------
          Total income                                              726,759
                                                                -----------
EXPENSES:
       Management fees                                              382,808
       Administrative services                                       35,520
       Transfer agent fees                                           18,535
       Professional fees                                             17,897
       Registration fees                                             15,037
       Custodian fees                                                13,187
       Printing and postage expense                                  10,346
       Other expenses                                                11,199
                                                                -----------
          Total expenses                                            504,529
                                                                -----------
NET INVESTMENT INCOME                                               222,230
                                                                -----------
NET REALIZED GAIN ON INVESTMENTS                                  4,054,914
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            4,335,195
                                                                -----------
NET GAIN ON INVESTMENTS                                           8,390,109
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $8,612,339
                                                                -----------
                                                                -----------

The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES INNET ASSETS
For the Years Ended September 30, 1995 and 1994
                                                                                                           1995          1994
                                                                                                     ------------   ------------
OPERATIONS:
    Net investment income                                                                            $    222,230   $    134,550
    Net realized gain on investments                                                                    4,054,914      4,459,150
    Net increase (decrease) in unrealized appreciation on investments                                   4,335,195    (3,100,009)
                                                                                                      -----------    -----------
         Net increase in net assets resulting from operations                                           8,612,339      1,493,691
                                                                                                      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income ($0.03683 and $0.05000 per share, respectively)             (73,400)      (119,552)
    Distributions from net realized gains ($1.88352 and $1.29540 per share, respectively)             (3,753,740)    (3,062,006)
                                                                                                      -----------    -----------
         Total distributions                                                                     (3,827,140)**<F2>(3,181,558)*<F1>
                                                                                                      -----------    -----------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued (381,983 and 369,091 shares, respectively)                              7,197,877      7,088,824
    Net asset value of shares issued in distributions (212,856 and 159,574 shares, respectively)        3,731,370      3,064,037
    Cost of shares redeemed (631,257 and 898,992 shares, respectively)                               (12,388,732)   (17,014,520)
                                                                                                      -----------    ----------
         Net decrease in net assets derived from Fund share activities                                (1,459,485)    (6,861,659)
                                                                                                       ----------     ----------
         TOTAL INCREASE (DECREASE)                                                                      3,325,714    (8,549,526)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                                38,870,835     47,420,361
                                                                                                       ----------     ----------
NET ASSETS AT THE END OF THE YEAR
    (including undistributed net investment income of $222,226 and $73,396, respectively)             $42,196,549    $38,870,835
                                                                                                       ----------     ----------
                                                                                                       ----------     ----------

*<F1>Total distributions include $783,965 of ordinary income, of which 44% is eligible for the corporate dividends received deduction.
**<F2>Total distributions include $787,311 of ordinary income, of which 27% is eligible for the corporate dividends received deduction.
The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)
                                                              YEARS ENDED SEPTEMBER 30,
                                    1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year               $19.52    $20.08    $18.65    $17.55    $14.16    $18.79    $15.19    $21.96    $22.51    $19.10
Income from
  investment operations:
    Net investment income           0.11      0.06      0.07      0.10      0.19      0.23      0.14      0.03      0.12      0.09
    Net realized and unrealized
    gains (losses) on investments   3.87      0.72      3.33      2.39      4.35    (4.66)      3.49    (3.21)      3.11      3.54
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
Total from investment operations    3.98      0.78      3.40      2.49      4.54    (4.43)      3.63    (3.18)      3.23      3.63
Less distributions:
    Dividends from net
      investment income           (0.04)    (0.05)    (0.11)    (0.16)    (0.23)    (0.20)    (0.03)    (0.14)    (0.10)    (0.19)
    Distributions from net
      realized gains              (1.88)    (1.29)    (1.86)    (1.23)    (0.92)         -         -    (3.45)    (3.68)    (0.03)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------   -----
Total from distributions          (1.92)    (1.34)    (1.97)    (1.39)    (1.15)    (0.20)    (0.03)    (3.59)    (3.78)    (0.22)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
Net asset value, end of year      $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79    $15.19    $21.96    $22.51
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
TOTAL INVESTMENT RETURN            22.7%      4.1%     20.1%     15.3%     34.9%   (23.8%)     24.0%   (11.1%)     16.8%     19.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
    (in 000's $)                  42,197    38,871    47,420    38,476    30,684    19,460    40,387    41,606    55,154    51,880
Ratio of expenses to
    average net assets              1.2%      1.2%      1.2%      1.3%      1.5%      1.4%      1.3%      1.3%      1.1%      1.2%
Ratio of net investment
    income to average net assets    0.5%      0.3%      0.4%      0.6%      1.2%      1.1%      0.8%      0.3%      0.6%      0.4%
Portfolio turnover rate            28.6%     20.9%     32.5%     58.9%     62.7%     55.1%     42.2%     43.4%     83.4%     56.5%

The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 1995

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the ''Fund''), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981.
 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amounts of securities for Federal income tax purposes aggregates $33,193,142. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.
 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.
 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a ''regulated investment company''and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
 (e) The Fund has significant investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.
 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -
   The Fund has a management agreement with Fiduciary Management, Inc. (''FMI''), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS -
   Net investment income and net realized gains are distributed to shareholders. On October 25, 1995, a dividend from net investment income of $222,226 ($0.11362 per share) was declared. In addition, the Fund distributed $689,949 from net short-term realized gains ($0.35274 per share) and $3,364,908 from net long-term realized gains ($1.72033 per share). The distributions will be paid on October 26, 1995, to shareholders of record on October 24, 1995. The percentage of ordinary income which is eligible for the corporate dividends received deduction for this income distribution is 40%.

(4)  INVESTMENT TRANSACTIONS -
   For the year ended September 30, 1995, purchases and proceeds of sales of investment securities (excluding short-term investments) were $10,534,818 and $15,580,729, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -
   As of September 30, 1995, liabilities of the Fund included the following:

     Payable to FMI for management and administrative fees        $       35,091
     Other liabilities                                                    16,158

(6)  SOURCES OF NET ASSETS -
   As of September 30, 1995, the sources of net assets were as follows:

     Fund shares issued and outstanding                              $28,938,858
     Net unrealized appreciation on investments                        9,000,608
     Accumulated net realized gains on investments                     4,034,857
     Undistributed net investment income                                 222,226
                                                                      ----------
                                                                     $42,196,549
                                                                      ----------
                                                                      ----------
   Aggregate net unrealized appreciation as of September 30,1995, consisted of the following:

     Aggregate gross unrealized appreciation                        $  9,996,104
     Aggregate gross unrealized depreciation                           (995,496)
                                                                      ----------
         Net unrealized appreciation                                $  9,000,608
                                                                      ----------
                                                                      ----------
                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202




                               BOARD OF DIRECTORS
                             RALPH C. INBUSCH, JR.
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202


                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202


                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202
                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202